SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 1, 1997

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of May 1, 1997 providing for, inter alia, the issuance of Mortgage Asset- Backed Pass-Through Certificates, Series 1997-QS4)



                        Residential Accredit Loans, Inc.
             (Exact name of registrant as specified in its charter)

      DELAWARE                       333-8733                51-0368240
State or other jurisdiction       (Commission)             (I.R.S. employer
  of incorporation)               file number)             identification no.)



          8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN 55437
               (Address of principal executive offices) (Zip code)


        Registrant's telephone number, including area code (612) 832-7000



          (Former name or former address, if changed since last report)



                         Exhibit Index located on Page 2


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Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

         (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:


                                                                   Sequentially
Exhibit                                                                Numbered
Number                                                             Exhibit Page
                                                                            4

10.1 Pooling and Servicing Agreement, dated as of May 1, 1997 among Residential Accredit Loans, Inc., as company, Residential
                 Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee.




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                                                    SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                RESIDENTIAL ACCREDIT LOANS, INC.



                                                     By:       /s/ Randy Van Zee
                                                     Name:         Randy Van Zee
                                                     Title:       Vice President


Dated:  May 30, 1997



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                                                                   Exhibit 10.1


                  Pooling and Servicing Agreement, dated as of May 1, 1997 among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee.




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